Consolidated Statements of Comprehensive Loss - MiX Telematics Limited [Member] - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023
Net income	$ 2,585	$ 4,522
Other comprehensive loss
Foreign currency translation losses, net of tax	(2,749)	(17,308)
Total comprehensive loss	(164)	(12,786)
Less: Total comprehensive loss attributable to non-controlling interest
Total comprehensive loss attributable to MiX Telematics Limited	$ (164)	$ (12,786)